Exhibit 4.4

Option to purchase common stock: No. _____________	CUSIP: 024490 14 6

Exercisable During the Period Commencing October 1, 2002
and Terminating at 5:00 p.m. on October 1, 2012
except as provided below

OPTION TO PURCHASE
COMMON STOCK OF
AMERICAN BANKNOTE CORPORATION

           This Certifies that                   or registered assigns, is the owner of

           EQUITY OPTIONS, each of which represents the right, after fulfillment of the conditions precedent set forth on the reverse hereof and on or before 5:00 p.m., New York City time, on October 1, 2012, to purchase from American Banknote Corporation, a Delaware corporation (the "Company"), at the price of $2.50 per share (the "Exercise Price"), one share of Common Stock, $.01 par value, of the Company as such stock was constituted as of October 1, 2002, subject to adjustment by the Company's board of Directors as provided hereafter, upon surrender hereof, with the subscription form on the reverse hereof duly executed, by hand or by mail to American Stock Transfer & Trust Company as Equity Option Agent at 59 Maiden Lane, New York, New York 10038, attention Exchange Department, and simultaneous payment in full (by certified or official bank or bank cashier's check payable to the order of the Company) of the Exercise Price in respect of each Equity Option represented by this Equity Option Certificate that is so exercised, all subject to the terms and conditions hereof.

           Upon any partial exercise of the Equity Options represented by this Equity Option Certificate, there shall be issued to the holder hereof a new Equity Option Certificate representing the Equity Options that were not exercised.

          No fractional shares of Common Stock shall be issued or delivered pursuant to an Equity Option. The Board of Directors of the Company shall determine whether cash, other Equity Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

           REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS EQUITY OPTION SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Dated:	AMERICAN BANKNOTE CORPORATION By: _________________________________ Title: By: _________________________________ Title:

Countersigned: AMERICAN STOCK TRANSFER & TRUST COMPANY, as Equity Option Agent By: ____________________________ Authorized Signatory

[FORM OF REVERSE OF EQUITY OPTION CERTIFICATE]

AMERICAN BANKNOTE CORPORATION

1.        Classification.

           Each Equity Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2.        Exercise Price.

          The option exercise price per share for any Equity Option shall be $2.50.

3.        Term and Exercise of Equity Options.

a.	The term of any Equity Option shall terminate upon October 1, 2012 (the "Expiration Date"). Upon the Expiration Date, all rights under an Equity Option shall cease.

b.	Each Equity Option shall become exercisable at such time as the Common Stock trades at an average price of at least $5.00 over a twenty (20) consecutive trading day period.

If the Common Stock is listed on one or more stock exchanges or quoted on the National Market System or SmallCap Market of NASDAQ (the "NASDAQ Market"), the average price determined above shall be based upon the closing sales prices of a share of such Common Stock on the primary national or regional stock exchange on which such Common Stock is listed or on the NASDAQ Market if quoted thereon. If the Common Stock is not so listed or quoted but is traded in the over-the-counter market (other than the NASDAQ Market), the average price determined above shall be based upon the closing bid and asked prices of a share of such Common Stock in such over-the-counter market.

To the extent all or any portion of an Equity Option becomes exercisable as described above, such Equity Option will remain exercisable until the Expiration Date even though the Common Stock subsequently trades at an average price less than the target levels described above; provided, however, that no portion of any Equity Option shall be exercisable after the Expiration Date.

c.	An Equity Option shall be exercised by delivering notice to the Equity Option Agent at 59 Maiden Lane, New York, New York 10038, attention Exchange Department. Such notice shall specify the number of shares of Common Stock with respect to which the Equity Option is being exercised and the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Equity Option shall be made on the effective date of such exercise in cash or by certified check, bank cashier's check, wire transfer, or by such other provision as the Board of Directors of the Company (the "Board") may from time to time authorize.

d.	Certificates for shares of Common Stock purchased upon the exercise of an Equity Option shall be issued in the name of the Optionee or other person entitled to receive such shares of Common Stock, and delivered to the Optionee or such other person as soon as practicable following the effective date on which the Equity Option is exercised.

4.        Transferability.

          An Optionee shall be permitted to sell, transfer, pledge or assign all or any portion of an Equity Option.

5.        Adjustment for Change in Capitalization.

          In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, Common Stock split, reverse Common Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate to prevent dilution or enlargement of the rights of an Optionee, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Common Stock or other property (including cash) that may thereafter be issued in connection with any Equity Option, (ii) the number and kind of shares of Common Stock or other property (including cash) issued or issuable in respect of any Equity Option, and (iii) the option exercise price relating to any Equity Option; provided, however, that no adjustment shall be made pursuant to this Section 5 as a result of the exercise of other stock options, warrants or employee stock options that were issued prior to or on the same date as the Equity Options.

6.        Rights As A Stockholder.

           No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Equity Option until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 5, no adjustment to any Equity Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

7.        Securities Matters.

a.	The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued pursuant to an Equity Option or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to an Equity Option unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Board may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to an Equity Option, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Board, in its sole discretion, deems necessary or desirable.

b.	The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. The Board may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Board shall inform an Optionee in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Equity Option, an Optionee may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

8.        No Fractional Shares.

           No fractional shares of Common Stock shall be issued or delivered pursuant to an Equity Option. The Board shall determine whether cash, other Equity Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

SUBSCRIPTION FORM
(To be executed only upon exercise of Equity Option)

TO    AMERICAN BANKNOTE CORPORATION

           The undersigned (i) irrevocably exercises ______________ of the Equity Options represented by the within Equity Option Certificate, (ii) purchases one share of Common Stock of American Banknote Corporation for each Equity Option so exercised (before giving effect to the adjustments provided in the within Equity Option Certificate) and herewith makes payment in full of the purchase price of $2.50 in respect of each share purchased pursuant to such Equity Options so exercised (such payment being by certified or official bank or bank cashier's check payable to the order of American Banknote Corporation), all on the terms and conditions specified in the within Equity Option Certificate, (iii) surrenders this Equity Option Certificate and all right, title, and interest therein to American Banknote Corporation, and (iv) directs that the securities or other property deliverable upon the exercise of such Equity Options be registered or placed in the name and at the address specified below and delivered thereto.

Dated:	(Owner)* (Signature Of Authorized Representative) (Street Address) (City) (State) (Zip Code)

Securities or property to be issued and delivered to:	Signature Guaranteed**

Please insert social security or other identifying number ___________________

Name ___________________________________________________________

Street Address ____________________________________________________

City, State, and Zip Code ____________________________________________

           *The signature must correspond with the name as written upon the face of the within Equity Option Certificate in every particular, without alteration or enlargement or any change whatsoever.

           **The signature must be guaranteed by a securities transfer agents medallion program ("stamp") participant or an institution receiving prior approval from the Equity Option Agent.

FORM OF ASSIGNMENT

           FOR VALUE RECEIVED, the undersigned registered holder of the within Equity Option Certificate hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned under the within Equity Option Certificate, with respect to the number of Equity Options set forth below:

Name Of Assignee                        Address             No. Of Equity Options
----------------                        -------             ---------------------

Please insert social
security or other
identifying number
of Assignee

         ______________________

and does hereby irrevocably constitute and appoint _________________ attorney to make such transfer on the books of American Banknote Corporation maintained for that purpose, with full power of substitution in the premises.

Dated: __________________, _____

Name __________________________________

Signature of Owner * or Authorized Representative

_____________________________

Signature Guaranteed _____________________**

           *The signature must correspond with the name as written upon the face of the within Equity Option Certificate in every particular, without alteration or enlargement or any change whatsoever.

           **The signature must be guaranteed by a securities transfer agents medallion program ("stamp") participant or an institution receiving prior approval from the Equity Option Agent.

Option to purchase common stock: No. _____________	CUSIP: 024490 15 3

Exercisable During the Period Commencing October 1, 2002
and Terminating at 5:00 p.m. on October 1, 2012
except as provided below

OPTION TO PURCHASE
COMMON STOCK OF
AMERICAN BANKNOTE CORPORATION

           This Certifies that                                      or registered assigns, is the owner of                 EQUITY OPTIONS, each of which represents the right, after fulfillment of the conditions precedent set forth on the reverse hereof and on or before 5:00 p.m., New York City time, on October 1, 2012, to purchase from American Banknote Corporation, a Delaware corporation (the "Company"), at the price of $2.50 per share (the "Exercise Price"), one share of Common Stock, $.01 par value, of the Company as such stock was constituted as of October 1, 2002, subject to adjustment by the Company's board of Directors as provided hereafter, upon surrender hereof with the subscription form on the reverse hereof duly executed, by hand or by mail to American Stock Transfer & Trust Company as Equity Option Agent at 59 Maiden Lane, New York, New York 10038, attention Exchange Department, and simultaneous payment in full (by certified or official bank or bank cashier's check payable to the order of the Company) of the Exercise Price in respect of each Equity Option represented by this Equity Option Certificate that is so exercised, all subject to the terms and conditions hereof.

           Upon any partial exercise of the Equity Options represented by this Equity Option Certificate, there shall be issued to the holder hereof a new Equity Option Certificate representing the Equity Options that were not exercised.

           No fractional shares of Common Stock shall be issued or delivered pursuant to an Equity Option. The Board of Directors of the Company shall determine whether cash, other Equity Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

           REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS EQUITY OPTION SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Dated:	AMERICAN BANKNOTE CORPORATION By: Title: By: Title:

Countersigned: AMERICAN STOCK TRANSFER & TRUST COMPANY, as Equity Option Agent By: Authorized Signatory

[FORM OF REVERSE OF EQUITY OPTION CERTIFICATE]

AMERICAN BANKNOTE CORPORATION

1.   Classification.

           Each Equity Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2.   Exercise Price.

           The option exercise price per share for any Equity Option shall be $2.50.

3.  Term and Exercise of Equity Options.

a.	The term of any Equity Option shall terminate upon October 1, 2012 (the "Expiration Date"). Upon the Expiration Date, all rights under an Equity Option shall cease.

b.	Each Equity Option shall become exercisable at such time as the Common Stock trades at an average price of at least $7.50 over a twenty (20) consecutive trading day period.

If the Common Stock is listed on one or more stock exchanges or quoted on the National Market System or SmallCap Market of NASDAQ (the "NASDAQ Market"), the average price determined above shall be based upon the closing sales prices of a share of such Common Stock on the primary national or regional stock exchange on which such Common Stock is listed or on the NASDAQ Market if quoted thereon. If the Common Stock is not so listed or quoted but is traded in the over-the-counter market (other than the NASDAQ Market), the average price determined above shall be based upon the closing bid and asked prices of a share of such Common Stock in such over-the-counter market.

To the extent all or any portion of an Equity Option becomes exercisable as described above, such Equity Option will remain exercisable until the Expiration Date even though the Common Stock subsequently trades at an average price less than the target levels described above; provided, however, that no portion of any Equity Option shall be exercisable after the Expiration Date.

c.	An Equity Option shall be exercised by delivering notice to the Equity Option Agent at 59 Maiden Lane, New York, New York 10038, attention Exchange Department. Such notice shall specify the number of shares of Common Stock with respect to which the Equity Option is being exercised and the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Equity Option shall be made on the effective date of such exercise in cash or by certified check, bank cashier's check, wire transfer, or by such other provision as the Board of Directors of the Company (the "Board") may from time to time authorize.

d.	Certificates for shares of Common Stock purchased upon the exercise of an Equity Option shall be issued in the name of the Optionee or other person entitled to receive such shares of Common Stock, and delivered to the Optionee or such other person as soon as practicable following the effective date on which the Equity Option is exercised.

4.  Transferability.

           An Optionee shall be permitted to sell, transfer, pledge or assign all or any portion of an Equity Option.

5.  Adjustment For Change in Capitalization.

           In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, Common Stock split, reverse Common Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate to prevent dilution or enlargement of the rights of an Optionee, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Common Stock or other property (including cash) that may thereafter be issued in connection with any Equity Option, (ii) the number and kind of shares of Common Stock or other property (including cash) issued or issuable in respect of any Equity Option, and (iii) the option exercise price relating to any Equity Option; provided, however, that no adjustment shall be made pursuant to this Section 5 as a result of the exercise of other stock options, warrants or employee stock options that were issued prior to or on the same date as the Equity Options.

6.  Rights As A Stockholder.

           No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Equity Option until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 5, no adjustment to any Equity Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

7.  Securities Matters.

a.	The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued pursuant to an Equity Option or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to an Equity Option unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Board may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to an Equity Option, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Board, in its sole discretion, deems necessary or desirable.

b.	The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. The Board may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Board shall inform an Optionee in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Equity Option, an Optionee may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

8.  No Fractional Shares.

           No fractional shares of Common Stock shall be issued or delivered pursuant to an Equity Option. The Board shall determine whether cash, other Equity Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

SUBSCRIPTION FORM
(To be executed only upon exercise of Equity Option)

TO    AMERICAN BANKNOTE CORPORATION

           The undersigned (i) irrevocably exercises ______________ of the Equity Options represented by the within Equity Option Certificate, (ii) purchases one share of Common Stock of American Banknote Corporation for each Equity Option so exercised (before giving effect to the adjustments provided in the within Equity Option Certificate) and herewith makes payment in full of the purchase price of $2.50 in respect of each share purchased pursuant to such Equity Options so exercised (such payment being by certified or official bank or bank cashier's check payable to the order of American Banknote Corporation), all on the terms and conditions specified in the within Equity Option Certificate, (iii) surrenders this Equity Option Certificate and all right, title, and interest therein to American Banknote Corporation, and (iv) directs that the securities or other property deliverable upon the exercise of such Equity Options be registered or placed in the name and at the address specified below and delivered thereto.

Dated:	(Owner)* (Signature Of Authorized Representative) (Street Address) (City) (State) (Zip Code)

Securities or property to be issued and delivered to:	Signature Guaranteed**

Please insert social security or other identifying number ___________________

Name ___________________________________________________________

Street Address ____________________________________________________

City, State, and Zip Code ____________________________________________

           *The signature must correspond with the name as written upon the face of the within Equity Option Certificate in every particular, without alteration or enlargement or any change whatsoever.

           **The signature must be guaranteed by a securities transfer agents medallion program ("stamp") participant or an institution receiving prior approval from the Equity Option Agent.

FORM OF ASSIGNMENT

           FOR VALUE RECEIVED, the undersigned registered holder of the within Equity Option Certificate hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned under the within Equity Option Certificate, with respect to the number of Equity Options set forth below:

Name Of Assignee                        Address             No. Of Equity Options
----------------                        -------             ---------------------

Please insert social
security or other
identifying number
of Assignee

         ______________________

and does hereby irrevocably constitute and appoint _________________ attorney to make such transfer on the books of American Banknote Corporation maintained for that purpose, with full power of substitution in the premises.

Dated: __________________, _____

Name __________________________________

Signature of Owner * or Authorized Representative

_____________________________

Signature Guaranteed _____________________**

           *The signature must correspond with the name as written upon the face of the within Equity Option Certificate in every particular, without alteration or enlargement or any change whatsoever.

           **The signature must be guaranteed by a securities transfer agents medallion program ("stamp") participant or an institution receiving prior approval from the Equity Option Agent.